UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PowerShares DB Precious Metals Fund

(A series of PowerShares DB Multi-Sector Commodity Trust)

(Registrant)

AND

DB Precious Metals Master Fund

(A series of DB Multi-Sector Commodity Master Trust)

(Rule 140 Co-Registrant)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PowerShares DB Precious Metals Fund

(A series of PowerShares DB Multi-Sector Commodity Trust)

AND

DB Precious Metals Master Fund

(A series of DB Multi-Sector Commodity Master Trust)

60 Wall Street

New York, NY 10005

(800) 983-0903

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 9, 2007

AND PROXY STATEMENT

September 7, 2007

To the Shareholders of PowerShares DB Precious Metals Fund:

Notice is hereby given that a special meeting of the Shareholders of PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust (the “Fund”), will be held at 60 Wall Street, New York, NY 10005 on October 9, 2007 at 9:00 a.m., local time, or any postponement or adjournment thereof, for the purpose set forth below:

To consider and vote to approve the authorization for DB Commodity Services LLC (the “Managing Owner”) to vote the Fund’s Shares in favor of an amendment to the Amended and Restated Declaration of Trust and Trust Agreement of DB Multi-Sector Commodity Master Trust dated as of November 21, 2006, with respect to DB Precious Metals Master Fund, to allow the Master Fund to seek investment results that correspond to twice (200%) the changes, whether positive or negative, in the level of the Deutsche Bank Liquid Commodity Index-Optimum Yield Precious Metals Excess Return.

The close of business on August 30, 2007 has been fixed as the record date for determination of the Shareholders entitled to notice of and to vote at the special meeting and any adjournments thereof.

Please complete, date, sign and return the enclosed proxy in the enclosed reply envelope not later than October 4, 2007 whether or not you plan to attend the meeting. Your vote is important no matter how many Shares of the Fund you own. Prompt return of your proxy is appreciated. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

Kevin Rich Director, Chief Executive Officer and Principal Financial Officer of the Managing Owner

PowerShares DB Precious Metals Fund

(A series of PowerShares DB Multi-Sector Commodity Trust)

AND

DB Precious Metals Master Fund

(A series of DB Multi-Sector Commodity Master Trust)

60 Wall Street

New York, NY 10005

(800) 983-0903

PROXY STATEMENT

Date, Time and Place

Your proxy is solicited on behalf of PowerShares DB Precious Metals Fund (the “Fund”), as sole holder of shares of DB Precious Metals Master Fund (the “Master Fund”), excluding shares in the Master Fund owned by the Managing Owner or its principals (the “Limited Shares”), for a special meeting of Shareholders of the Fund to be held at 60 Wall Street, New York, NY on October 9, 2007 at 9:00 a.m., local time, and for any postponement or adjournment thereof. The Fund expects to mail this Proxy Statement and a proxy to Shareholders on or about September 7, 2007.

BACKGROUND

The Managing Owner

DB Commodity Services LLC (the “Managing Owner”) was formed on May 23, 2005. The Managing Owner is an affiliate of Deutsche Bank AG. The Managing Owner serves as the commodity pool operator and commodity trading advisor to eleven commodity pools, including the Fund. The Managing Owner has been registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission since June 7, 2005 and has been a member of the National Futures Association, since June 16, 2005. Its office address is 60 Wall Street, New York, NY 10005. The Managing Owner can be reached by telephone at (800) 983-0903 and (877) 369-4617. The principals of the Managing Owner are Kevin Rich, Gregory Collett and Martin Kremenstein.

The Trust and the Funds; The Master Trust and the Master Funds

PowerShares DB Multi-Sector Commodity Trust (the “Trust”) was formed as a Delaware statutory trust, in seven separate series (each a separate fund), on August 3, 2006. The Fund is one series of the Trust. The Trust issues common units of beneficial interest which represent units of fractional undivided beneficial interest in and ownership of the Fund (the “Shares”). Each outstanding Share of the Fund correlates with one outstanding share of the Master Fund held by the Fund.

DB Multi-Sector Commodity Master Trust (the “Master Trust”) was formed as a Delaware statutory trust, in seven separate series (each a separate master fund), on August 3, 2006. The Master Fund is one series of the Master Trust. The Master Trust issues common units of beneficial interest which represent units of fractional undivided beneficial interest in and ownership of the Master Fund (“Master Fund Shares”). All of the outstanding Master Fund Shares are held by the Fund and the Managing Owner.

Revocability of Proxy; Voting Process

A proxy may be revoked at any time before its exercise by the submission of a subsequently dated proxy or by written notice of revocation given to the Managing Owner. To be effective, any such revocation must be received by the Managing Owner prior to the meeting and must indicate the Shareholder’s name. In addition, if you attend the meeting in person, you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. All valid proxies received by the Managing Owner on behalf of the Fund will be voted unless revoked.

Proxies will be voted in accordance with the specifications thereon and, in the absence of specification, will be voted in favor of the proposal to approve the authorization of the Managing Owner to vote for and effectuate an amendment to the Amended and Restated Declaration of Trust and Trust Agreement of DB Multi-Sector Commodity Master Trust dated as of November 21, 2006 (the “Master Trust Agreement”), with respect to DB Precious Metals Master Fund, to allow the Master Fund to seek investment results that correspond to twice (200%) the changes, whether positive or negative, in the level of the Deutsche Bank Liquid Commodity Index-Optimum Yield Precious Metals Excess Return (the “Index”) (the “Proposal”). The Managing Owner recommends a vote FOR the Proposal.

Shareholders of Record

Shareholders as of the close of business on August 30, 2007 (the “Record Date”) will be entitled to vote in person or by proxy at the meeting. As of the close of business on such Record Date, there were 745,723 Shares of the Fund issued and outstanding.

Vote Required for Approval; Manner of Counting Votes

The Amended and Restated Declaration of Trust and Trust Agreement of PowerShares DB Multi-Sector Commodity Trust (the “Trust Agreement”) provides that a proposal shall become effective only upon the affirmative vote of Shareholders holding Shares equal to at least a majority (over 50%) of the Shares, excluding Shares held by the Managing Owner and its affiliates. If Shareholders representing 50% or less of the Shares are present at the special meeting of Shareholders of the Fund, the persons named as proxies may propose one or more adjournments of the meeting at its discretion, and without shareholder approval, to permit further solicitation of proxies.

Abstentions and broker non-votes will have the effect of a vote against the Proposal, for which the required vote is a vote by Shareholders holding Shares equal to at least a majority (over 50%) of the Shares. Broker non-votes are votes of Shares held in the name of a broker or nominee for which instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker or nominee does not have discretionary voting authority.

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PROPOSAL: APPROVAL OF AUTHORIZATION OF THE MANAGING OWNER TO VOTE THE FUND’S SHARES IN FAVOR OF AN AMENDMENT TO THE MASTER TRUST AGREEMENT TO ALLOW THE MASTER FUND TO SEEK INVESTMENT RESULTS THAT CORRESPOND TO TWICE (200%) THE CHANGES, WHETHER POSITIVE OR NEGATIVE, IN THE LEVEL OF THE INDEX

Introduction: The investment objective of the Fund and the Master Fund currently is to seek to track the Deutsche Bank Liquid Commodity Index-Optimum Yield Precious Metals Excess Return, or the Index. It is proposed that the investment objective of the Fund and the Master Fund be amended to allow them to seek investment results that correspond to twice (200%) the changes, whether positive or negative, in the level of the Index. If the Fund and the Master Fund are successful in meeting this objective, their net asset value should gain approximately twice as much, on a percentage basis, as the Index when the Index rises. Conversely, their net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines.

To date, the Master Fund has sought to track the Index on a 1:1, or unleveraged, basis. However, based on the Fund’s (and thus, the Master Fund’s) assets under management and trading volume, as well as competing products in the market, the Managing Owner believes that the Fund would better serve the needs of current and future investors if the Master Fund sought instead to provide investors with twice (200%) the changes, whether positive or negative, in the level of the Index. Additionally, the Fund would be the only exchange-traded fund currently available that provides investors access to a leveraged exposure to the precious metals sector.

If the Proposal is approved, the Master Fund generally will seek to maintain positions in futures contracts with an aggregate notional value equal to twice (200%) the value of the Master Fund’s holdings of United States Treasury and other high credit quality short-term fixed income securities, which means the Fund generally will have a leverage ratio of 2:1. The actual leverage ratio of the Master Fund will vary, however, based on changes in the prices of the futures contracts held by the Master Fund. If the Master Fund’s leverage ratio moves below 1.8:1 or above 2.2:1, the Master Fund will rebalance its futures contracts to return to a 2:1 leverage ratio. The leverage ratio of the Master Fund will be calculated on each business day after the close of the American Stock Exchange (the “Amex”) based on the settlement prices of the futures contracts held by the Master Fund. If the Master Fund has to rebalance its leverage ratio based on this calculation, it will buy or sell the necessary futures contracts on the next business day.

The Managing Owner believes that maintaining the Master Fund’s leverage ratio between 1.8:1 and 2.2:1 will enable the Fund to achieve its new investment objective within a reasonable margin of error. Additionally, if the Proposal is adopted, an investor still will not be able to lose more than his or her investment in the Fund.

If the Proposal is approved, the Managing Owner will cause the Fund to change its name to “PowerShares DB Ultra Precious Metals Fund” and will cause the Master Fund to change its name to “DB Ultra Precious Metals Master Fund”.

Please note that the proposed action will have no effect on the liability of the Shareholders for the debts of the Master Fund.

If authorized by the Shareholders, the Managing Owner will vote the Fund’s shares in the Master Fund in favor of appropriate amendments to the Master Trust Agreement to facilitate the change to the Master Fund’s investment objective. Each outstanding share of the Fund correlates with an outstanding share of the Master Fund. The shares of the Master Fund owned by the Fund will be voted in accordance with the outcome of the votes at the special meeting of Shareholders of the Fund.

3

Implementation of the Proposal, if approved, is conditioned upon the Amex obtaining from the Division of Market Regulation of the U.S. Securities and Exchange Commission an amendment to the exchange rule pursuant to which the Shares are listed for trading on the Amex.

Special Considerations: There are a number of potential negative consequences of the Proposal, the most significant of which are described below:

By using approximately 2:1 leverage and seeking to provide investors with twice (200%) the changes, whether positive or negative, in the level of the Index, the performance of the Master Fund will be twice as volatile as the performance of the Index.

Although the Master Fund will not establish positions that exceed a leverage ratio of 2:1 at the time of establishment, movements in the market price of the Master Fund’s futures positions may increase or decrease the Master Fund’s leverage ratio. Any such increase or decrease, respectively, in the Master Fund’s leverage ratio will magnify or decrease, respectively, the potential for loss or gain of the Master Fund’s futures positions and, in turn, the value of your Shares.

Leverage will cause the Fund to lose more money when the change in the level of the Index is negative. The net asset value of the Fund should lose approximately twice as much, on a percentage basis, as the Index when the Index declines. The market price of the Shares of the Fund are expected closely to track net asset value per Share.

Periodic rebalancing of the Master Fund’s portfolio to maintain a leverage ratio of 2:1 may increase trading frequency by the Master Fund and thus increase brokerage commissions and trading fees incurred by the Master Fund.

THE MANAGING OWNER OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AUTHORIZATION OF THE MANAGING OWNER TO VOTE THE FUND’S SHARES IN FAVOR OF AN AMENDMENT OF THE MASTER TRUST AGREEMENT DESCRIBED ABOVE.

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, no person known to the Fund was a beneficial owner of more than five per cent (5%) of the Shares.

As of the Record Date, the principals of the Fund owned Shares of the Fund as follows:

Name	Amount and Nature of Beneficial Ownership	Percent of Class

Kevin Rich	100	*
Gregory Collett	—	—
Martin Kremenstein	—	—
All principals of the Fund as a group (3 persons)	100	*

*	Beneficial ownership of less than 1% of the class.

GENERAL

Other Business. The Fund is not aware of any matters which may properly come before the meeting other than as set forth above.

Solicitation of Proxies. Solicitation will be primarily by mail, but principals and regular employees of the Managing Owner may also solicit without compensation by telephone, telecopy or personal contact. A third party proxy solicitation company may also be used. The costs of solicitation will be paid by the Managing Owner.

Future Meetings; Shareholder Proposals. Neither the Fund nor the Master Fund is required to hold annual meetings of its Shareholders and neither the Fund nor the Master Fund generally holds such meetings in any year.

A Shareholder meeting may be called by written request of Shareholders holding ten per cent (10%) or more of the Shares of the Fund. The Managing Owner is required to deposit, within 15 days after receipt of said request, the written notice to all Shareholders of the Fund of the meeting and the purpose of the meeting, which shall be held on a date, not less than 30 nor more than 60 days after the date of mailing of said notice, at a reasonable time and place. The notice of meeting shall be accompanied by a description of the action to be taken at the meeting. Shareholders may vote in person or by proxy at any such meeting.

Additionally, meetings of the Shareholders of the Master Fund may also be called by the Managing Owner by following the steps outlined above.

Kevin Rich Director, Chief Executive Officer and Principal Financial Officer of the Managing Owner

5

PowerShares DB Precious Metals Fund

(A series of PowerShares DB Multi-Sector Commodity Trust)

AND

DB Precious Metals Master Fund

(A series of DB Multi-Sector Commodity Master Trust)

PROXY	PROXY

SPECIAL MEETING OF THE SHAREHOLDERS

October 9, 2007

The undersigned hereby appoints Kevin Rich, Gregory Collett and Martin Kremenstein, and each of them, with full power of substitution, attorneys and proxies, with powers the undersigned would possess if personally present, to vote all of the Shares of the undersigned in PowerShares DB Precious Metals Fund at the special meeting of its Shareholders to be held October 9, 2007, at 9:00 a.m., local time, and at any adjournment thereof, as indicated on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGING OWNER.

IN THE ABSENCE OF SPECIFIC VOTING INSTRUCTIONS, THIS PROXY WILL BE

VOTED FOR ALL PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE AND RETURN IN THE ENCLOSED

ENVELOPE NOT LATER THAN OCTOBER 4, 2007.

If Shares are held in the name of more than one person, all holders must sign. Signatures must correspond with the name or names as they appear on the reverse side. Persons signing as fiduciaries, or in any capacity other than record holder, should specify such capacity.

☒	PLEASE MARK VOTES AS INDICATED IN THIS SAMPLE BOX.

PowerShares DB Precious Metals Fund

(A series of PowerShares DB Multi-Sector Commodity Trust)

AND

DB Precious Metals Master Fund

(A series of DB Multi-Sector Commodity Master Trust)

The Managing Owner recommends a vote FOR the following proposal:

For	Against	Abstain

To approve the authorization of the Managing Owner to vote the Fund’s Shares in favor of an amendment to the Amended and Restated Declaration of Trust and Trust Agreement of DB Multi-Sector Commodity Master Trust dated as of November 21, 2006, with respect to DB Precious Metals Master Fund, to allow the Master Fund to seek investment results that correspond to twice (200%) the changes, whether positive or negative, in the level of the Deutsche Bank Liquid Commodity Index-Optimum Yield Precious Metals Excess Return.

☐	☐	☐

and in its discretion to vote upon any other matters that may properly come before the meeting or any postponement or adjournment thereof, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement for such meeting, dated September 7, 2007, receipt of which is hereby acknowledged.

Signature of Shareholder	Signature of Co-Owner (if any)
Print Name:	Print Name:
Date:	Date: